     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 2002

                                                      REGISTRATION NO. 333-83696
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2


                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

             (Exact name of registrant as specified in its charter)


           CAYMAN ISLANDS
   (State or other jurisdiction of                    98-0362785
   incorporation or organization)       (I.R.S. Employer Identification Number)
          P.O. BOX HM 2939
      CROWN HOUSE, THIRD FLOOR                   CT CORPORATION SYSTEM
         4 PAR-LA-VILLE ROAD                       111 EIGHTH AVENUE
        HAMILTON HM08 BERMUDA                     NEW YORK, NY 10011
           (441) 295-4451                           (212) 590-9200
  (Address, including zip code, and     (Name, address, including zip code, and
  telephone number, including area     telephone number, including area code, of
        code, of Registrant's                     agent for service)
    principal executive offices)


                            ------------------------

                                WITH COPIES TO:

       HUGH T. MCCORMICK, ESQ.
     MATTHEW M. RICCIARDI, ESQ.                 GARY I. HOROWITZ, ESQ.
   LEBOEUF, LAMB, GREENE & MACRAE,            SIMPSON THACHER & BARTLETT
               L.L.P.                            425 LEXINGTON AVENUE
        125 WEST 55TH STREET                      NEW YORK, NY 10017
         NEW YORK, NY 10019                         (212) 455-2000
           (212) 424-8000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.


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

                                EXPLANATORY NOTE



    This Amendment No. 2 to the Registration Statement (No. 333-83696) on
Form S-3 of Scottish Annuity & Life Holdings, Ltd. is being filed for the sole purpose of filing Exhibit 1.1, Form of Underwriting Agreement, Exhibit 5.1, Opinion of Maples and Calder, Exhibit 8.1, Tax Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., Exhibit 8.2, Tax Opinion of Maples and Calder, Exhibit 23.1, Consent of Maples and Calder, and Exhibit 23.2, Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., to the Registration Statement.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities registered hereby, assuming that the underwriters exercise their over-allotment option and excluding underwriting discounts and commissions:

Securities and Exchange Commission registration fee.........  $  8,501
NASD filing fee.............................................    10,097
New York Stock Exchange filing fee..........................    51,300
Printing and engraving expenses.............................    75,000
Accounting fees and expenses................................    30,000
Legal fees and expenses.....................................   650,000
Blue Sky fees and expenses..................................     7,500
Miscellaneous...............................................   100,000
                                                              --------
    Total...................................................  $932,398
                                                              ========

ITEM 15. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

    Cayman Islands law permits a company's articles of association to provide for the indemnification of officers and directors, except to the extent that such provision may be held by the Cayman Islands courts to be contrary to public policy (for instance, for purporting to provide indemnification against the consequences of committing a crime). In addition, an officer or director may not be indemnified for his own dishonesty, willful neglect or default. Our Articles of Association contain provisions providing for the indemnification by Scottish Holdings of an officer, director or employee of Scottish Holdings for threatened, pending or contemplated actions, suits or proceedings, whether civil, criminal, administrative or investigative, brought against such indemnified person by reason of the fact that such person was an officer, director or employee of Scottish Holdings. In addition, the Board of Directors may authorize Scottish Holdings to purchase insurance on behalf of any such person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not Scottish Holdings would have the power to indemnify him against such liability under the provisions of the Articles of Association. Scottish Holdings maintains directors and officers liability insurance. Scottish Holdings has also entered into indemnity agreements with each of its executive officers and directors. The Articles of Association provide that directors of Scottish Holdings shall have no personal liability to Scottish Holdings or its shareholders for monetary damages for breach of fiduciary or other duties as a director, except for
(1) any breach of a director's duty of loyalty to Scottish Holdings or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) a payment of a dividend on shares of Scottish Holdings or a purchase or redemption of shares of Scottish Holdings in violation of law; or (4) any transaction from which a director derived an improper personal benefit. Reference is made to the form of Underwriting Agreement to be filed as Exhibit 1.1 hereto for provisions providing that the Underwriters are obligated, under certain circumstances, to indemnify the directors, certain officers and controlling persons of Scottish Holdings against liabilities under the Securities Act of 1933, as amended.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


                                                                                      SEQUENTIAL
EXHIBIT                                                                                  PAGE
NUMBER                                          DESCRIPTION                             NUMBER
-------                                         -----------                           ----------
          1.1           Form of Underwriting Agreement relating to ordinary shares of Scottish Holdings

         *4.1 Memorandum of Association of Scottish Holdings, as amended as of December 14, 2001 (incorporated by reference to our Current Report on Form 8-K/A filed with the SEC on January
                        11, 2002)

         *4.2           Articles of Association of Scottish Holdings, as amended as of December 14, 2001 (incorporated by reference to our
                        Current Report on Form 8-K/A filed with the SEC on January
                        11, 2002)

          5.1 Opinion of Maples and Calder as to the legality of the ordinary shares

          8.1           Tax Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

          8.2           Tax Opinion of Maples and Calder (included in Exhibit 5.1)

         23.1           Consent of Maples and Calder (included in Exhibit 5.1)

         23.2           Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit 8.1)

         23.3           Consent of Ernst & Young LLP

        *24.1           Power of Attorney


------------------------


*   Previously filed.


ITEM 17. UNDERTAKINGS.

(1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(2) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(3) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, (1) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1993 shall be deemed to be part of this registration statement as of the time it was declared effective and
    (2) each
    post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, Scottish Annuity & Life Holdings, Ltd. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda, on the 3rd of April, 2002.


                                                       SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

                                                       By:            /s/ SCOTT E. WILLKOMM
                                                            -----------------------------------------
                                                                        Scott E. Willkomm
                                                                          President and
                                                                     Chief Financial Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on the 3rd day of April, 2002.


SIGNATURE                                              TITLE
---------                                              -----
                          *                            Chief Executive Officer and Chairman of the
     -------------------------------------------         Board of Directors (Principal Executive
                  Michael C. French                      Officer)

                                                       President, Chief Financial Officer and
                /s/ SCOTT E. WILLKOMM                    Director (Principal Financial and Accounting
     -------------------------------------------         Officer) (Authorized Representative in the
                  Scott E. Willkomm                      United States)

                          *
     -------------------------------------------       Director
                   Michael Austin

                          *
     -------------------------------------------       Director
             G. William Caulfeild-Browne

                          *
     -------------------------------------------       Director
                  Robert M. Chmely

                          *
     -------------------------------------------       Director
                 Lord Norman Lamont

     -------------------------------------------       Director
                  Hazel R. O'Leary

SIGNATURE                                              TITLE
---------                                              -----
                          *
     -------------------------------------------       Director
                  Glenn S. Schafer

                          *
     -------------------------------------------       Director
                    Khanh T. Tran


*By:                  /s/ SCOTT E. WILLKOMM
             --------------------------------------
                       Scott E. Willkomm,
                        Attorney-in-fact

                                 EXHIBIT INDEX


                                                                                      SEQUENTIAL
       EXHIBIT                                                                           PAGE
       NUMBER                                   DESCRIPTION                             NUMBER
---------------------                           -----------                           ----------
          1.1           Form of Underwriting Agreement relating to ordinary shares of Scottish Holdings

         *4.1 Memorandum of Association of Scottish Holdings, as amended as of December 14, 2001 (incorporated by reference to our Current Report on Form 8-K/A filed with the SEC on January
                        11, 2002)

         *4.2           Articles of Association of Scottish Holdings, as amended as of December 14, 2001 (incorporated by reference to our
                        Current Report on Form 8-K/A filed with the SEC on January
                        11, 2002)

          5.1 Opinion of Maples and Calder as to the legality of the ordinary shares

          8.1           Tax Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

          8.2           Tax Opinion of Maples and Calder (included in Exhibit 5.1)

         23.1           Consent of Maples and Calder (included in Exhibit 5.1)

         23.2           Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit 8.1)

         23.3           Consent of Ernst & Young LLP

        *24.1           Power of Attorney


------------------------


*   Previously filed.